UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery
Irvine, CA 92618

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of the stockholders (the “Annual Meeting”) on April 29, 2025. At the Annual Meeting, a total of 50,760,206 shares, or approximately 93.93% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2025 (the “Proxy Statement”).

On April 29, 2025, American Election Services, LLC. (the “Inspector of Election”) issued its final report, which certified the final voting results for the Annual Meeting. Set forth below is a brief description of each matter voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, and the final voting results with respect to each matter as provided by the Inspector of Election.

Proposal No. 1: To elect three Class II and two Class III nominees for director to serve until the Company’s 2026 Annual Meeting of Stockholders, or until his or her respective successor is duly elected and qualified.

Nominee	For	Against	Abstentions	Broker Non-Votes
William Jellison	43,629,567	5,232,750	31,559	1,866,330
Wendy Lane	43,880,727	4,981,766	31,383	1,866,330
Timothy Scannell	43,946,721	4,917,867	29,288	1,866,330
Darlene Solomon	43,738,941	5,126,195	28,740	1,866,330
Catherine Szyman	43,976,661	4,890,513	26,702	1,866,330

The Company’s stockholders voted to elect William Jellison, Wendy Lane, Timothy Scannell, Darlene Solomon and Catherine Szyman as directors to serve until the Company’s 2026 Annual Meeting of Stockholders, or until his or her respective successor is duly elected and qualified.

Proposal No. 2: To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

For	Against	Abstentions
49,074,797	976,133	709,276

The Company’s stockholders voted to approve the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm.

Proposal No. 3: To provide an advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
42,464,598	5,711,459	717,819	1,866,330

The Company’s stockholders voted for the advisory vote to approve the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: April 30, 2025	By:	/s/ Micah Young
	Name:	Micah Young
	Title:	Executive Vice President & Chief Financial Officer (Principal Financial Officer)